Unity Bancorp Inc

12/31/18

NASDAQ: UNTY

Member FDIC

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2017 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $1.6 billion in assets and $1.2 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 12/31/18

Balance Sheets (000s)	
Total Assets	1,579,157
Total Loans	1,304,566
Total Deposits	1,207,687
Total Equity	138,488
Loans/Deposits (%)	108.02%
Capital & Asset Quality (%)	
Equity/Assets	8.77%
NPAs/Assets (1)	0.44%
Profitability (%)	
ROAA	1.53%
ROACE	17.10%
NIM	3.97%
Efficiency Ratio (2)(3)	53.07%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Bank Franchise

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA



Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate
- SBA Division – Increase 7A Volume no less than $40 million
- Growth in core deposits of at least 5%
- Growth of branch network
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- EPS growth of 10% per year

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 31 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 22 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 31 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 46 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 30%

Recent Financial Performance

Summary Balance Sheet

(dollars in millions)

	12/31/2016	12/31/2017	12/31/2018
Assets	$ 1,189.9	$ 1,455.5	$ 1,579.2
Total Loans	973.4	1,170.7	1,304.6
Deposits	945.7	1,043.1	1,207.7
Total Equity	106.3	118.1	138.5

Loan Mix

(dollars in millions)



$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 723.2
$ 59.1
$ 45.6
$ 220.9
$ 397.6
$ 888.9
$ 77.1
$ 52.5
$ 264.5
$ 494.8
$ 973.4
$ 91.5
$ 57.3
$ 289.1
$ 535.5
$ 1,170.7
$ 109.9
$ 66.8
$ 365.1
$ 628.9
$ 1,304.6
$ 123.9
$ 50.5
$ 436.1
$ 694.1
2014
2015
2016
2017
2018
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)



Mortgage Growth
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$129.7
$39.4
$90.3
$180.9
$69.1
$111.8
$192.3
$75.5
$116.9
$221.6
$68.6
$153.0
$224.7
$71.0
$153.7
2014
2015
2016
2017
2018
Purchases
Refinances

Asset Quality

NPLs / Loans



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.26%
0.36%
0.42%
0.48%
0.53%
4Q2017
1Q2018
2Q2018
3Q2018
4Q2018

5 Year Deposit Trend

(dollars in millions)



$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 794.3
$ 152.8
$ 212.3
$ 429.2
$ 894.5
$ 185.3
$ 277.2
$ 432.0
$ 945.7
$ 216.0
$ 220.6
$ 509.1
$ 1,043.1
$ 256.1
$ 225.5
$ 561.5
$ 1,207.7
$ 270.2
$ 357.0
$ 580.5
2014
2015
2016
2017
2018
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2017	2018
Net Interest Income	$ 45.8	$ 53.8
Provision for Loan Losses	1.7	2.1
Noninterest Income	8.3	9.0
Noninterest Expense	30.0	33.4
Provision for Income Taxes	9.5	5.4
Net Income	$ 12.9	$ 21.9
Diluted Earnings Per Share	$ 1.20	$ 2.01
Return on Average Assets	1.02 %	1.53 %
Return on Average Equity	11.47	17.10
Net Interest Margin	3.83	3.97

Net Interest Income & Net Interest Margin

(dollars in millions)



$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.53%
3.63%
3.58%
3.83%
3.97%
$30.1
$34.0
$38.3
$45.8
$53.8
2014
2015
2016
2017
2018
Net Interest Income
Net Interest Margin

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
18.30%
16.69%
17.79% *
15.16%
14.70%
$6.2
$7.7
$8.4
$8.2
$9.2
2014
2015
2016
2017
2018
Noninterest Income
Noninterest Income/Revenue

* (Non-GAAP) 2016 noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures.

On a GAAP basis, 2016 noninterest income (excluding gains [losses] on securities) was $10.6 million and noninterest income to revenue ratio was 22.60%.

Noninterest Income

(dollars in thousands)

	2017	2018
Branch fee income	$ 1,384	$ 1,519
Service and loan fee income	2,100	2,130
Gain on sale of SBA loans held for sale, net	1,617	1,680
Gain on sale of mortgage loans, net	1,530	1,719
BOLI income	469	975
Net security gains (losses)	62	(199)
Other income	1,108	1,207
Total noninterest income	$ 8,270	$ 9,031

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
2.00%
0.00%
2.69%
2.69%
2.44%
2.37%
2.34%
$24.5
$26.9
$27.6
$30.0
$33.4
2014
2015
2016
2017
2018
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2017		2018	
Compensation and benefits	$	17,117	$	20,119
Occupancy		2,381		2,739
Processing and communications		2,551		2,788
Furniture and equipment		2,079		2,348
Professional services		1,022		934
Loan collection & OREO expenses (recoveries)		463		(288)
Other loan expenses		186		135
Deposit insurance		546		782
Advertising		1,179		1,411
Director fees		637		671
Other expenses		1,883		1,782
Total noninterest expense	$	30,044	$	33,421

Profitability Progression



Diluted Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.78
$1.02
$1.38
$0.15
$1.23
$1.36
$0.16
$1.20
$2.01
2014
2015
2016
2017
2018
Effect of nonrecurring gain on repurchase of subordinated debenture
Effect of Tax Cut and Jobs Act. 2017 Diluted Earning per Share would have been $1.36, net of the $1.7 million deferred tax asset adjustment.

Tangible Book Value Per Share
(Non-GAAP)



$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$6.68
$7.44
$10.00
$0.40*
$9.60
$10.98
$12.71
2014
2015
2016
2017
2018

* Capital Raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses.

Market Price



$25.00
$20.00
$15.00
$10.00
$5.00
$-
$8.57
$11.34
$15.70
$19.75
$20.76
2014
2015
2016
2017
2018

Capital Ratios

Unity Bancorp, Inc.

FDIC-Insured Commercial Banks



Total Risk-Based Capital
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2014
2015
2016
2017
2018



Tier 1 Risk-Based Capital
16.00%
12.00%
8.00%
4.00%
2014
2015
2016
2017
2018



Leverage
12.00%
10.00%
8.00%
6.00%
4.00%
2014
2015
2016
2017
2018

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL